Mosaic Analyst Day 2012 Presentation The Mosaic Company Exhibit 99.1

Safe Harbor
2
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic
Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation, implementation of the U.S. Environmental Protection Agency’s numeric water quality standards for the discharge of nutrients into Florida lakes and streams or possible efforts to reduce the flow of excess nutrients into the Gulf of Mexico; further developments in the lawsuit involving the federal wetlands permit for the extension of the Company’s South Fort Meade, Florida, mine into Hardee County, including orders, rulings, injunctions or other actions by the court or actions by the plaintiffs, the Army Corps of Engineers or others in relation to the lawsuit, or any actions the Company may identify and implement in an effort to mitigate the effects of the lawsuit; other difficulties or delays in receiving, or increased costs of, necessary governmental permits or approvals; the effectiveness of the Company’s processes for managing its strategic priorities;
adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United States,
including potential hurricanes or excess rainfall; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, or Canadian resources taxes and royalties; accidents and other disruptions involving
Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

Mosaic Analyst Day 2012 Presentation The Mosaic Company

Growth The Mosaic Company

It starts here.

PotashCorp
Uralkali
Mosaic
Belaruskali
ICL
K+S
Qinghai Salt Lake
APC
Agrium
SQM
0
3
6
9
12
15

Mosaic

2010 Potash Industry Capacity
• Mosaic MOP production:
– 12% Globally
– 38% North America
Source: IFA, Fertecon, Company Reports and Mosaic.
2
(a)
(a)
(a)
Reflects capacity related to Esterhazy tolling agreement between Mosaic and PotashCorp in which up to 1.3 million tonnes will revert to Mosaic at the expiration of the agreement.

Impact of Tolling Agreement Settlement
PotashCorp
47.4%
+ Tolling
Tolling Agreement
6.2%
Mosaic
37.1%
Agrium
9.3%
The actual effect of the tolling agreement reversion is dependent on members’ proven capacity expansions in 2012.
3
Source: Mosaic
2012 Canpotex Export Entitlements

New Capacity Driven by Available Returns 4

It starts here.

Projected Peaking Capacity
Million Tonnes
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2012
2015
2018
2021
Existing
Tolling
In Progress
Future

Projected Capital Investment
Billion USD
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Belle Plaine
Colonsay
Esterhazy
Complete
Committed
Future

Aggressive Expansion Program 5 Source: Mosaic as of Nov. 30, 2011, all periods fiscal.

It starts here.

> It starts with Potash Expansion

Mosaic

For Mosaic, it Starts with Potash Expansion 6

Locations • Belle Plaine • Colonsay • Esterhazy

Belle Plaine
8
Source: Mosaic as of Nov. 30, 2011, all periods fiscal.
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
Projected Investment
Billion USD
Completed Committed Future
0.0
1.0
2.0
3.0
4.0
5.0
6.0
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
Projected Peaking Capacity
MillionTonnes
Existing Committed Future

Belle Plaine 9

Belle Plaine – 2011 Additions 10

Colonsay
Source: Mosaic as of Nov. 30, 2011, all periods fiscal.
11
$0.0
$0.2
$0.4
$0.6
$0.8
$1.0
$1.2
$1.4
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
Projected Investment
Billion USD
Completed Committed Future
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
2012 2013 2014 2015
2016 2017 2018 2019 2020 2021
Projected Peaking Capacity
Million Tonnes
Existing Committed Future

Colonsay 12

Colonsay 13

14
Esterhazy
Source: Mosaic as of Nov. 30, 2011, all periods fiscal.
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
Projected Investment
Billion USD
Completed Committed
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
Projected Peaking Capacity
Million Tonnes
Existing Tolling Committed

Esterhazy K2 15

Esterhazy K3 16

It starts here.

Roof Level
374 ft. above Collar
Koepe Hoist Level
Esterhazy K3 Mine Site
Service Shaft Headframe
Blair Hoist Level
300 Ton Bin
Collar Level
Ventilation Fan

17 Esterhazy K3 Mine Site Service Shaft

Projected Peaking Capacity
Source: Mosaic as of Nov. 30, 2011, all periods fiscal.
18
0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
16.0
18.0
2012 2015 2018 2021
Million Tonnes
Existing Tolling In Progress Future

Innovation The Mosaic Company

Innovation At Mosaic • UNIQUELY POSITIONED • Value for Growers & Distributors • Value for Shareholders

It starts here.

Skills Focus		Offer Focus
Customer Responsive	CUSTOMER INTIMACY	Best Total Solution
Product Differentiation	PRODUCT LEADERSHIP	Best Product
Operational Competence	OPERATIONAL EXCELLENCE	Best Total Cost

Solutions

Commodity

Mosaic

Our Innovation Focus – Delivering the “Best Total Solution” Source: Adapted from Treacy and Wiersema, “The Discipline of Market Leaders” 3

It starts here.

Skills
Focus
Offer
Focus
Customer Responsive
Affinity
Best Total Solution
Product Differentiation
MicroEssentials®
Best Product
Operational Competence
Mosaic®
Best Total Cost
Solutions
Commodity

Mosaic®

Our Innovation Focus – Delivering the “Best Total Solution” Source: Adapted from Treacy and Wiersema, “The Discipline of Market Leaders” 4

It starts here.

Profitability
Differentiation
Sustainability
Grower
Distributor
Mosaic
Premium
Products
Strategy

MicroEssentials® | Mosaic®

Innovation is Critical to: • Accomplish our Mission • Differentiate Mosaic • Enhance Sustainable Options • Increase Value Strategic Drivers 5

It Starts with Identifying a Need
Mosaic’s products, knowledge & services are designed to
address these needs and create value
6
1
2 3
Sulfur Deficiencies
Zinc Deficiencies Boron Deficiencies
Sources:
(1) Mosaic Agronomy R&D derived from the International Institute for Applied Systems Analysis Harmonized World Soil Database
(2) Zinc in Soils and Crop Nutrition, Second edition, International Zinc Association and International Fertilizer Industry Association,
2008, B.J. Alloway
(3) Micronutrients for sustainable food, feed, fibre and bioenergy production, First edition, International Fertilizer Industry Association,
2008, R.W. Bell and B. Dell

It starts here.

Phosphorus Uptake (lb P ac-1)
45
40
35
30
25
20
15
10
5
0
Grain
Tassel, Cob, Husk Leaves
Stalk and Leaf Sheaths
Leaf Blades
100
75
50
25
0
Percent of Total Phosphorus
0
500
1,000
1,500
2,000
2,500
Growing Degree Days (Fahrenheit)
E
V3
V6
V9
V14
V18
R1
R3
R5
R6
Growth Stage

Phosphorus Uptake (lb P ac-1)
24
20
16
12
4
0
Grain
Tassel, Cob, Husk Leaves
Stalk and Leaf Sheaths
Leaf Blades
100
75
50
25
0
Percent of Total Sulfur
0
500
1,000
1,500
2,000
2,500
Growing Degree Days (Fahrenheit)
E
V3
V6
V9
V14
V18
R1
R3
R5
R6
Growth Stage

Mosaic

Crop Nutrient Needs
• Guides systems approach
• Goal to maximize profitability
Seasonal Sulfur Uptake*
Source: 2011 Nutrient Uptake Study, University of Illinois, Dr. Fred Below
Note: This study was proprietary to Mosaic.
Seasonal Phosphorus Uptake*
7
* Advanced Technology Corn Model

It starts here.

MicroEssentials S15

MicroEssentials SZ

MicroEssentials S10

K-Mag

MicroEssentials S9

MicroEssentials S5

Pegasus

Nexfos

Mosaic

Innovation – Our Portfolio Evolution
Consistent development of new products and services that provide additional value
to the grower, distributor and Mosaic
1103
1111
2205
8
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

It starts here.

CROP NUTRITION
REVOLUTIONIZED
MicroEssentials
FUSION™ TECHNOLOGY
The Next Generation of Fertilizer

MicroEssentials
The Benefits of
MicroEssentials
Subtitle if needed lorem ipsum pharetra gravida, orci magna.

Mosaic

Innovation – More Than Just Products Tools to Educate and Differentiate 9

Innovation At Mosaic • Uniquely Positioned • VALUE FOR GROWERS & DISTRIBUTORS • Value for Shareholders

It starts here.

Corn Yield (Bu/Acre)

MicroEssentials® | Mosaic®

Assumptions:
Corn Acres: 1,000
Yield Target: 200 bushels/acre
MicroEssentials
®
Yield Advantage: 5%
Corn Price: $5.00/bushel
ROI (%) 27%
3% to 7% yield gains based on comprehensive performance trials
Source: 2009 Advanced Agronomic Practices Study, University of Illinois, Dr. Fred Below
Note: This study was proprietary to Mosaic.
11
Adding Value For Growers
200
220
240
260
280
300
Traditional Advanced Technology
Management System
MAP MESZ
+7%
+3%
INCREMENTAL TOTAL
Revenue $50,000
Investment $22,000
Net Return $28,000

It starts here.

MicroEssentials SZ
The next generation of fertilizer
for the next generation of farming.
Crystal Valley

Mosaic

Distribution Value • Retailer Differentiation – Maintain current growers – Gain new growers • Incremental margin/tonne • Incremental sales tonnes 12

Brazil Value Creation
3.32
Total Value
2.29
Grower Value
1.03
MOS Distribution Value
Value Created
• Higher Yield
• Quicker Planting
• Customer Services &
Education
13
55
56
57
58
59
60
61
NPK Blend w/SSP NPK Blend w/S9
Brazil Soybean MicroEssentials®
165 Demo Plots (2008 -2011)
+3.32 Bags/Ha
Diesel fuel & labor savings
bags/ha
bags/ha
bags/ha

What do our Grower & Distributor Customers Have to Say? 14

Innovation At Mosaic • Uniquely Positioned • Value for Growers & Distributors • VALUE FOR SHAREHOLDERS

It starts here.

Production Capacity (Million Tonnes)
Mosaic

Mosaic

Innovation – We’re Outpacing
Our Competitors
Investments
• Research & Development
• Production Capacity
• Customer Service &
Education
Source: Mosaic Estimate Basis June 2012
16
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
Top Global Phosphate Fertilizer Suppliers
DAP/MAP Enhanced Phosphate

It starts here.

Sales (Million Tonnes)
Percentage of Total Phosphate Netback Sales USD

Mosaic

Source: Mosaic, all periods fiscal.
(1) Crop nutrient products, excluding non-phosphate component of blends and other
17
0%
3%
6%
9%
12%
15%
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
10.0
2008 2009 2010 2011 2012 (Q2)
Mosaic Phosphate Sales by Product
(1)
MicroEssentials® MAP DAP MicroEssentials® % Total P Netback $

Innovation – What We Are Achieving
Source: Mosaic, all periods fiscal.
FY11 Milestones
• MicroEssentials
®
net sales
exceed $500 million
• Three new launches
– MicroEssentials
®
S9
– MicroEssentials
®
S5
– Nexfos
®
18
0.0
0.5
1.0
1.5
2.0
2.5
2008 2009 2010 2011 2012
MicroEssentials
®
Sales and Capacity
MicroEssentials® MicroEssentials® Capacity

Estimated Incremental Production Margin (1)
Granular
MIcroEssentials
®
Dollars per tonne
P2O
5
MIcroEssentials
®
Dollars per tonne
Granular
MIcroEssentials
®
Percent
$155
$38
Margin over DAP
19
Source: Mosaic
$0 $20 $40 $60
0.0% 4.0% 8.0%
$0 $60 $120 $180
(1)
Estimated margin based on average MicroEssentials net revenue less production costs across all
MicroEssentials
®
products, excluding international distribution margins.
®
In fiscal 2011, Mosaic
recorded approximately
$10/tonne in marketing,
R&D and sales expenses
directly attributable to
MicroEssentials
®
Additional Costs
5%

MicroEssentials ® : Driving Results • Proven benefits to growers • Acknowledged benefit to distributors • Clear benefit to shareholders 20

Bottom Line on Innovation
Accomplishing our
MISSION
Fulfilling our
VISION
Achieving our
STRATEGIC
PRIORITIES
Living our
CORE VALUES
Delivering
MORE VALUE
“Help the world grow the food it needs.”
“Be recognized globally as the best crop
nutrition company.”
“Grow Phosphates & Potash, build a culture of
innovation & operational excellence.”
“Provide more sustainable products to Growers
and Distributors.”
“Increase profitability for Growers, Distributors
and Mosaic.”
21

Operational Excellence The Mosaic Company

Phosphates ROICworks!

Leveraging Operational Excellence
To Overcome Challenges in Phosphates
ROICworks!
Maintain 1
st
Quartile
Cost Position
Mitigate the Impact of
South Fort Meade
Rock Production
in other Florida mines
3
Challenge
Solution

Initial Aspirations for ROICworks!
Reduce controllable annual cost base by
$100 million within ~18 months of launch
Reduce invested capital by $300 million
Create a “Burning Platform”
ROIC    WACC even in down cycles
4

Multiple Focus Areas & Waves Start the
Journey to Continuous Improvement
5
Spare Parts Inventory
Wave 1 Wave 2 Wave 3
Contractor Management
Ops/Wrench Time
Other Initiatives
Support Groups
Process Chemicals
September 2009 Kickoff
2010 - 2012
Future Waves
Cogeneration
Prep Work

It starts here.

Over 20 Initiatives

- Spare Parts
- Process Chemicals
- Contractor Management
- Support Groups

Tracking and Support

Mosaic

ROICworks! Initial Scope 6

It starts here.

Rock
Energy
Workflow
Others

Mosaic

$188
MILLION
$125 MILLION
$29 MILLION
$10 MILLION
$24 MILLION
(1) Gains are based on annualized run-rate operating savings and cost avoidance from ROIC initiatives.
in Annual
Efficiency Gains
(1)
at December, 2011
7

It starts here.

Rock

ROCK:

Our Primary Objective was to Increase ROCK Production at Lowest Possible Cost

Mosaic

What Was Our Primary Rock Objective?
To Increase Rock Production at Lowest Possible Cost
Main Areas of Focus:
• Utilization of Draglines
• Improved Maintenance Workflow
& Logistics
• Beneficiation Plant Efficiency
• Improved Performance Management
• Pumping Efficiency
8

It starts here.

Rock

16
Hours in a day
2011-2012
9.9
Hours in a day
2010-2011

Mosaic

Increased Dragline Utilization To 65% from Baseline 41% Reduction in Unproductive Time Reduction in Maintenance Downtime Quality Run Time 9

Improved Maintenance Workflow
Performance & Training are Driving Productivity and Lower Cost
Maintenance Process
Permit Process
Procurement
Kitting Process
Supervisor Focus
Performance Management
Best Practice Sharing
Reduced Contractors
Reduced Overtime
Improved Productivity
Improved Engagement
Changing Attitudes
Outcomes
Improvements
10

It starts here.

Rock

ROICworks!

Leading the Way in Phosphate

11 ROICworks!

It starts here.

Rock

Total Annualized Incremental
Production Tons (x1,000)

Mosaic

Four Corners Outstanding Results:
Increasing Volume and Lowering Costs
Total yards moved increased from approximately 7 million to in excess of 10 million annualized.
12
Source: Mosaic
131
84
306
318
523
628
730
894
1,240
0
200
400
600
800
1,000
1,200
1,400
Mar- 11 Apr-11 May- 11 Jun 11 Jul- 11 Aug- 11 Sep- 11 Oct- 11 Nov- 11
Four Corners Annualized
Incremental Production Improvement
-

Four Corners Outstanding Results:
Increasing Volume and Lowering Costs
13
Source: Mosaic, all periods fiscal.
$0
$10
$20
$30
$40
$50
$60
2006 2007 2008 2009 2010 2011 2012ytd
Four Corners
Rock Production Costs/Ton
Cash Costs Other Costs

ROICworks! is Supporting our Journey to
Self-Sufficiency in Power and Lower Cost!
Total Energy Cost
~$185 million
(1) Excludes Hopewell mine
closed FY 2011
Pre-ROICworks! ROICworks! Opportunity
14
Source: Mosaic
160
Mines
(1)
156
Plants
178
32
53
53
0
50
100
150
200
250
300
350
Consumption Generation Already
Implemented
Current &
Future Projects
Savings
$154 million
Remaining
Opportunity
$31 million

Significant Productivity Improvements Reduction 15 Direct Work Baseline Indirect Work (Feb 2010) Non-Contributory Direct Work Current (Q2 2011-12) Reduction 30% 5% 17% 52% +22%

Significant Improvements Achieved in Workflow
Processes Have Increased Productivity:
• Performance Management Scorecards & Dialogues
• Permitting Process Improvements
• Procurement & Kitting Process Improvements
Performance Management
Kitting
16

It starts here.

Workflow

Jun 10
Jul 10
Aug 10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Actual
Target

Mosaic

~$1 million
Monthly maintenance savings
Maintenance labor down
600 manhours/day
Monthly Maintenance Savings
17
Source: Mosaic
5,000
5,500
6,000
6,500
7,000
7,500
8,000
Combined Phosphates Maintenance Daily Manhours
/ month

What’s Next:
Continue Transformation in Mines & Plants
• Reliable Operations
• Maintenance
Productivity
• Reduced Waste
• Disciplined
Performance Culture
2013 2012
18
Four Corners
Wingate
South Fort Meade
Hookers Prairie
New Wales
Riverview
Bartow
Louisiana

It starts here.

Others

Mosaic

Small Wins, Big Gains

Through a coordinated approach and dedication of internal and external resources, the Wingate team recently executed a complex flotation capacity upgrade project under an aggressive timeline. Because of their efforts, the flot plant is currently delivering an approximately 50 percent feed rate increase over historic levels, resulting in a monthly facility production record of 136,700 tons in December 2011.

George Roberts, Mike Slind, John Yasalonis, Keith Alam, Ed Sockalosky, Rick Shenefield and Rowdy Carlton – Wingate (Not pictured: Steve Earley and Greg Long)

ROICworks!
Leading the Way in Phosphate

Mosaic

We’ll Get There with Many Small Wins Wingate Flotation Capacity Upgrade Results 19 Source: Mosaic 50% Increase in Historic Feed Rates Monthly Production Record 136,700 tons in December 2011

What’s Next? BROADER APPLICATION Across Mosaic Operations Series of Initiatives FROM A TO Sustainable CONTINUOUS IMPROVEMENT TARGET $100 MILLION FROM TARGET BY 2015 $250 MILLION TO 20

Mosaic Analyst Day 2012 Presentation The Mosaic Company

Brine Inflow Management The Mosaic Company

It starts here.

Dawson Bay
Formation Isopach
Thickness in meters
> 80
60 - 80
40 - 60
20 - 40
< 20
Saskatchewan, CAN Mine Sites
Mosaic
PotashCorp
Agrium
BHP
SASKATOON
REGINA

Mosaic

Dawson Bay Aquifer 2 Saskatchewan Focus with Regina & Saskatoon Overlay

Aquifer Composition Advantages Dawson Bay Formation • Saturated solution • Contains calcium sulfate Gypsum Crystals SATURATION Management Calcium Chloride Calcium Sulfate GYPSUM CRYSTALS Precipitate 3

It starts here.

Elevation Relative to the Shaft Bottom (in feet)

Mosaic

Elevation Advantage
Distance from the Mine Shaft (in feet)
4
-200
-150
-100
-50
0
50
0 5,000 10,000 15,000 20,000 25,000
Inflow point is over
20,000 feet from the
shaft and over 150
feet below the shaft
elevation

Costs of Brine Management
Pumping
Grouting
Backfill
Monitoring
$36 million
$48 million
$44 million
$24 million
TOTAL $152 million
2006
$33
2007
$56
2008
$72
2009
$81
2010
$133
2011
$152
GROSS COSTS
(Millions)
5
Category 2011 Gross Cost

Pumping Capacity 6 National Pumps at K2 Shaft Brine Ponds at K2

Grouting 7 Grout Injection Site Horizontal Drilling Technology

Cement Storage (Class G Cement) Pumper Truck Well Batch Mixer Wireline (Pressure Gauge) ADDITIVES FL-63 CD-31 Water Cement Grouting Surface Setup Cement Grout Density Waste/Cement 8 1901 kg/m3 0.44

Backfill 9 Backfill 9

Monitoring: Pressure & Saturation 10 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0 5 10 15 20 25 30 NaCI (wt%) Gypsum Solubility vs. NaCI Saturation

Summary
Brine Inflow Management
Natural characteristics have facilitated brine inflow management for over 25 years
• Elevation characteristics of mine
• Saturation and sulfate content of Dawson Bay brine
Brine Management Costs
Costs of brine management are expected to continue
$170-180
MILLION
For FY 2012
Estimate
11

A Permitting Update The Mosaic Company

Mosaic’s Permitting
• 100+ Years of Successful Mining
• DNA Embedded in Local Communities
and State of Florida
• Importance to U.S. Agriculture and Trade
• Recent Short Term Anomalies – Long Term Track
Record of Success
–
County | State | Federal Permits
• Most Strategic Phosphate Rock Reserve in U.S.
• Strategic Land Assets – 7
th
Largest Landowner
in Florida
• Decades (30 to 40 Years) of Mining Ahead of Us
• Compelling Mosaic Story – Overwhelming Local,
State and National Support
Putting it into
PERSPECTIVE…
2

Mosaic’s Permitting
• United States Federal District Court
(Jacksonville, Florida)
–
Waiting for Merits Ruling on South Fort Meade Permit
• United States Eleventh Circuit Court of Appeals
(Atlanta, Georgia)
–
Pending Motion for Limited Stay of Preliminary Injunction
(Uplands Mining)
–
Pending Appeal of Preliminary Injunction
(Expedited Oral Arguments Scheduled March 2012)
–
Future Appeal of Potential Adverse Merits Ruling
• Potential Alternatives and Timing
South Fort Meade
UPDATE
3

It starts here.

AL
GA

HOPEWELL
HILLSBOROUGH
POLK
HOOKER'S PRAIRIE
FOUR CORNERS
S. FORT MEADE
MANATEE
WINGATE
ONA
HARDEE
DESOTO
SARASOTA
DESOTO

Mosaic

Mosaic – The Past, Present and Future Mosaic Holdings Mine Locations 4

Future Permits
5
DeSoto
2021 81.7 million
Ona
2020 157.0 million
Wingate East
2019 32.7 million
5
DeSoto
2021 81.7 million
Ona
2020 157.0 million
Wingate East
2019 32.7 million
FUTURE MINE DATE NEEDED RESERVE TONNES

It starts here.

AL
GA
TAMPA
LAKELAND
HILLSBOROUGH
POLK
BARTOW
HOOKERS PRAIRIE
FCO SCREEN STATION
FOUR CORNERS
S. FT MEADE
CF South Pasture
S. Pasture Ext
WINGATE
Wingate East
Ona
Pioneer
MANATEE
HARDEE
Pine Level / Keys Tract
DeSoto Mine
ARCADIA
SARASOTA
DESOTO
CHARLOTTE
PUNTA GORDA

Mosaic

Areawide Environmental Impact Statement (AEIS) Update 6 Area-wide Environmental Impact Statement AEIS Area of Consideration

AEIS Milestones (Actual & Planned)
AEIS Public Scoping Meeting in
Lakeland & Punta Gorda
March 23 & 25, 2011
Close of Initial AEIS Public
Comment Period
April 25, 2011
Issuance of Draft AEIS & Draft
Permit Notices
May 2012
Public Meetings in Lakeland &
Punta Gorda
End of June 2012
Planned Issuance of Final AEIS
December 2012
7

AEIS Public Comment Summary
Supportive of the phosphate
industry and continued mining
Neutral or mixed feelings toward the
phosphate industry
Unsupportive or generally concerned
about the impacts of the phosphate
industry
8
91%
1%
8%

Permitting SUCCESSES • Mosaic Track Record • Major Projects • Legislative Successes

Mosaic
TRACK RECORD
Permitting – A Century of Success
• Every permit applied for – every permit received
(100% success rate)
• Mosaic has prevailed on four administrative
challenges to State issued permits
• Preliminary injunction on South Fort Meade -
Hardee County Extension relates to ACOE
federal permit
• First injunction issued on ACOE permit relating
to Mosaic’s operations
10

Permitting – A Century of Success
Major
PROJECTS
(Permitted in FY 2011/2012)
• Wingate Extension ERP
• Wingate Extension Manatee County Planning
Commission Approval
• Hookers Prairie South Pierce Remnant ERP
• Fort Green Plant Site
• Hillsborough County Mining Units
• Streamsong
®
Resort and Conference Center
11

Permitting STRATEGY • Timely Permitting • Maximize Reserves • Legislative Efforts • Relationship Building • Public Affairs Outreach • Litigation

Financial Implications The Mosaic Company

It starts here.

$ / bbl
Oil vs. MOP
$ / ton
$150
$100
$50
$0
$1,050
$900
$750
$600
$450
$300
$150
$0
2002
2009
Oil - WTI
MOP - CB

Mosaic

Cyclical Business Cyclical business – with higher highs and higher lows Source: NYMEX and Green Markets. 2

• Revenue Growth • Margin Expansion • Capital Management Drivers of VALUE CREATION

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Revenue Growth
Potash Expansion | Acquisition | Premium Products

Revenue Growth

Margin Expansion

Capital Management

Mosaic

Capital, Execution & Innovation 4

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Billions

Revenue Growth

Margin Expansion

Capital Management

Mosaic

Potash Expansion Isolated Impact
*Prices and operating rates held at FY2011 actuals
Source: Mosaic, all periods fiscal.
5
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Potash Segment Revenue Growth*

It starts here.

Revenue Growth

Margin Expansion

Capital Management

Mosaic

Premium Products Leverage* Growing Phosphates Revenue 1.06 x Revenue/ Product Tonne 1.15 x Product Tonne/ P 2 O 5 1.22x Revenue/ P 2 O 5 = x *Compared to DAP, f.o.b. Florida Source: Mosaic 6

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Margin Expansion
Economies of Scale | Operational Excellence | Premium Products

Revenue Growth

Margin Expansion

Capital Management

Mosaic

Execution & Innovation 7

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Revenue Growth

Margin Expansion

Capital Management

Mosaic

Phosphate Margins
Importance of Raw Material Costs
Source: Green Markets, Fertecon, Mosaic
Stripping Margin = f.o.b. plant price less
sulfur, ammonia and manufacturing cost.
8
$0
$100
$200
$300
$400
$500
$600
$700
$800
90 92 94 96 98 00 02 04 06 08 10 12
$ / ton
DAP Stripping Margin
Calculated from Published Spot Prices for a Central Florida Plant

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Revenue Growth
Margin Expansion
Capital Management

Phosphate Margins
Operational Excellence
Maintain bottom quartile position
while offering above
“commodity” service and
premium products
$188
MILLION
By December 2011
Expected Savings
$250
MILLION
By FYE 2015
Source: Fertecon, IFA and Mosaic.
9
MAP delivered Brazil, Mosaic weighted average cost
in Florida as of February, 2012.
1st 2nd 3rd 4th 5th
MAP Cost Curve
Mosaic

It starts here.

Revenue Growth
Margin Expansion
Capital Management
Mosaic

Phosphates Margins
Significant Opportunity
South Fort Meade Resolution
4%
Double MicroEssentials ® Sales
2%
Fully-Integrated
Ammonia Production
17%
10
Source: Mosaic
Opportunity
2011 Margin Impact*
*Impact on fiscal 2011 Phosphates segment
operating margins assuming each change in isolation

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Revenue Growth

Margin Expansion

Capital Management

Potash Margins
Operational Excellence
Mitigating wage inflation –
historical cost increases vs.
expectations
Economies of Scale
$200
MILLION
By FYE 2013
Expected Benefits Over
MOP Delivered US Cornbelt weighted average cost as of
June 30, 2009, excludes Canadian resource taxes and
royalties for all Canadian potash producers.
11
Source: CRU British Sulphur and Mosaic.
1st 2nd 3rd 4th 5th
MOP Cost Curve
Mosaic

It starts here.

Capital Management
Balance Sheet | Capital Allocation | Returns to Owners

Revenue Growth

Margin Expansion

Capital Management

Mosaic

Optimizing Capital 12

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Revenue Growth

Margin Expansion

Capital Management

Mosaic

Balance Sheet Reflects a store of value Balance Sheet Targets Liquidity Rating Flexibility 13

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Revenue Growth
Margin Expansion
Capital Management

Generating Value Over the Cycle
Future Drivers
• Potash expansion
• Margin expansion
• Deployment of capital
14
0%
5%
10%
15%
20%
25%
30%
35%
2006 2007 2008 2009 2010 2011 Nov.
TTM
Return on Invested Capital*
Source: Mosaic, see reconciliation, all periods fiscal

It starts here.

Revenue Growth

Margin Expansion

Capital Management

Mosaic

Potash Expansion Return Sensitivities
$200
9.3%
$300
19.0%
$400
25.6%
$500
31.0%
15
Source: Mosaic, Assumptions include
holding prices constant, and continued on-
time, on-budget execution.
Price FOB Mine ROIC

It starts here.

Revenue Growth

Margin Expansion

Capital Management

Mosaic

Capital Allocation
Probability of meeting or
exceeding required return
Base Rate 11.8%
Country/External Risk - 4.8%
Project Risk                          - 9.7%
Required Return 11.8% - 26.3%
16
Source: Mosaic
Hurdle Rates (%)
0%
0%

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Revenue Growth
Margin Expansion
Capital Management
Mosaic

INVESTING for growth A committed, sustainable DIVIDEND – Competitive – Growing Priorities for Capital Redeployment 17 SHARE repurchases over special dividends – Manage cyclicality of cash flows

Mosaic has the opportunity, the vision and the capabilities to increase shareholder value exclusive of the impact of cyclical price and volume movements.
18
Source: Mosaic
Summary
Mosaic has the opportunity, the vision and the capabilities to increase shareholder value exclusive of the impact of cyclical price and volume movements.
Revenue
Growth
3-5%
Earnings
Growth
6-10%
Return on
Invested Capital
15-20%
18
Source: Mosaic

Mosaic Analyst Day 2012 Presentation The Mosaic Company

ROIC Non-GAAP Reconciliation
FY2006 FY2007 FY2008 FY2009 FY2010 FY2011 FY2012
($ in millions)
Actual Actual Actual Actual Actual Actual Actual
YTD Q4 YTD Q4 YTD Q4 YTD Q4 YTD Q4 YTD Q4 YTD Q2
Operating Profit
$   393.6 $   616.3 $2,806.7 $2,400.9 $1,270.8 $2,664.2 $1,526.6
Taxes
$   154.4 162.4 714.9 436.0 347.3 3 637.3 4 435.8
Equity Earnings $     48.5 41.3 124.0 100.1 (10.9) (5.0) 2.7
NOPAT
$   287.7 495.2 2,215.8 2,065.0 912.6 2,021.9 2,317.4 5
May-06 May-07 May-08 May-09 May-10 May-11 Nov-11
Invested Capital:¹
Average total assets
8,628.4 8,801.7 10,118.2 12,341.4 12,567.5 14,093.0 15,333.7
Average accounts payable
(401.7) (554.3) (569.2) (736.0) (460.3) (644.7) (775.1)
Average trade accounts payable due to Cargill,
Inc.
(28.6) (29.4) (12.6) (11.3) (11.9) (10.5) (6.3)
Average Cargill prepayments and accrued
liabilities
- (4.5) (41.6) (14.6) (6.6) (0.8) -
Average accrued liabilities
(362.0) (265.9) (610.3) (765.5) (734.6) (690.2) (705.2)
Average accrued income taxes
(88.1) (112.9) (87.6) (163.6) (67.8) (9.7) (6.4)
Average deferred income taxes - current
(2.5) (7.1) (33.2) (39.9) (57.9) (46.7) (60.8)
Average deferred income taxes - noncurrent
(715.6) (629.1) (551.0) (543.0) (472.4) (515.7) (552.9)
Average other noncurrent liabilities
(884.7) (923.6) (1,001.8) (893.8) (853.1) (883.9) (845.8)
5  Quarter Avg
6,145.1 6,274.9 7,211.0 9,173.7 9,903.0 11,290.9 12,381.2
ROIC (including goodwill)
4.7% 7.9% 30.7% 22.5% 9.2% 17.9% 18.7%
1
Balance sheet amounts are representative of an average of the preceding 5 quarters.
2
Q4 2006 operating profit excludes the restructuring charges of $287.6 million.
3
Q4 2009 taxes excludes a tax impact of $282 million resulting from the sale of Saskferco.
4
Q2 2011 taxes excludes a tax impact of $115.5 million resulting from the sale of Fosfertil.
5
YTD Q2 2012 represents the total for the trailing 4 quarters.
1
2
Average Invested Capital - Trailing
ROIC

P&K Market Outlook The Mosaic Company

Safe Harbor
2
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic
Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation, implementation of the U.S. Environmental Protection Agency’s numeric water quality standards for the discharge of nutrients into Florida lakes and streams or possible efforts to reduce the flow of excess nutrients into the Gulf of Mexico; further developments in the lawsuit involving the federal wetlands permit for the extension of the Company’s South Fort Meade, Florida, mine into Hardee County, including orders, rulings, injunctions or other actions by the court or actions by the plaintiffs, the Army Corps of Engineers or others in relation to the lawsuit, or any actions the Company may identify and implement in an effort to mitigate the effects of the lawsuit; other difficulties or delays in receiving, or increased costs of, necessary governmental permits or approvals; the effectiveness of the Company’s processes for managing its strategic priorities;
adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United States,
including potential hurricanes or excess rainfall; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, or Canadian resources taxes and royalties; accidents and other disruptions involving
Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

Key Features
• Positive demand drivers
• Expect pause in K shipment growth in 2012
• Forecast further P shipment growth in 2012
• 2012 – anticipate slow start but fast finish
• 2013 – potential for strong demand growth
• New capacity online but still several
supply uncertainties
3

Positive demand drivers
4
3.50
4.00
4.50
5.00
5.50
6.00
6.50
7.00
7.50
8.00
O N D J F M A M J J
US$ BU
New Crop Corn Prices
Daily Close of the New Crop Option October 1 to June 30
2008 2009 2010 2011 2012
Source: CBOT

Positive demand drivers
5
2013/14 Grain and Oilseed Scenario Assumptions
Low Medium High
  Harvested Area Change 0.00% 0.25% 0.50%
  Yield Deviation from Trend * Largest Negative 0.0% Largest Positve
  Demand Growth 1.75% 2.00% 2.25%
* Largest deviation from the 11-year trend 2000-2010
300
350
400
450
500
550
600
650
00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10 10/11E11/12F12/13F13/14F
Mil Tonnes
World Grain & Oilseed Stocks
Source: USDA and Mosaic

Expect pause in K shipment growth
6
55
52
29
54
56
54-56
58-60
0
10
20
30
40
50
60
70
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11E 12F 13F
Mil Tonnes
KCl
World Muriate of Potash Shipments
Source: Fertecon and Mosaic

It starts here.

70
60
50
40
30
20
10
0
51
47
52
58
60
62-64
64-66
95
96
97
98
99
00
01
02
03
04
05
06
07
08
09
10
11E
12F
13F

Forecast P shipment growth 7 Mil Tonnes DAP/MAP/TSP World Processed Phosphate Shipments Source: Fertecon and Mosaic

Appendix

Forecast Potash Shipments
9
Muriate of Potash Shipment Forecasts
2010 2011 2012 2013
Dec 11 Feb 12 Dec 11 Est Feb 12 Est Feb 12 Est
Mil Tonnes KCl Actual Estimate Estimate Low High Low High Low High
Asia/Oceania 23.1 24.0 23.8 24.8 26.1 22.8 24.1 25.1 26.4
  China 9.0 10.0 10.2 10.2 10.7 9.8 10.3 10.2 10.7
  India 6.6 4.6 4.4 5.5 6.0 4.5 5.0 6.2 6.7
  Indonesia/Malaysia 4.2 5.2 5.0 4.9 5.1 4.4 4.6 4.5 4.7
  Other Asia/Oceania 3.3 4.2 4.3 4.2 4.3 4.1 4.2 4.2 4.3
Europe/FSU 10.8 11.1 11.4 11.5 11.8 11.2 11.5 11.5 11.8
Latin America 8.6 10.3 10.1 10.4 10.8 9.5 9.9 10.2 10.6
  Brazil 6.7 8.1 8.0 8.1 8.4 7.3 7.6 7.8 8.1
  Other Latin America 1.9 2.2 2.1 2.3 2.4 2.2 2.3 2.4 2.5
North America 9.5 9.5 9.4 9.4 9.6 9.0 9.2 9.6 9.8
Other 1.7 1.5 1.3 1.5 1.6 1.5 1.6 1.6 1.7
World Total 53.5 56.4 55.9 57.6 59.9 54.0 56.3 58.0 60.3
"Big" Five Share of Total 67% 66% 66% 66% 66% 65% 65% 66% 66%
Source:  Fertecon and Mosaic
Muriate of Potash Big Four Import Forecasts
2010 2011 2012 2013
Mil Tonnes KCl Actual Estimate Low High Low High
China 5.2 6.4 6.0 6.5 6.3 6.8
India 6.6 4.4 4.5 5.0 6.2 6.7
Indonesia/Malaysia 4.2 5.0 4.4 4.6 4.5 4.7
Brazil 6.0 7.5 6.7 7.0 7.2 7.5
Big Four Total 22.0 23.2 21.6 23.1 24.2 25.7
Source:  Fertecon and Mosaic

Forecast Phosphate Shipments
10
Processed Phosphate Shipment Forecasts
2010 2011 2012 2013
DAP/MAP/MES/TSP Shipments Dec '11 Feb '12 Dec '11 Forecast Feb '12 Forecast Feb '12 Forecast
Mil Tonnes Actual Estimate Estimate Low High Low High Low High
Asia and Oceania 33.6 33.8 34.1 35.1 36.7 35.7 37.2 37.4 38.7
  China 16.0 17.2 17.5 17.5 18.0 17.8 18.3 18.5 18.8
  India 11.0 9.8 9.8 10.5 11.5 10.5 11.0 11.0 11.5
  Pakistan 1.4 na 1.3 na na 1.3 1.4 1.4 1.5
  Australia 1.4 na 1.4 na na 1.7 1.8 1.7 1.8
  Other Asia and Oceania 3.7 6.8 4.1 7.1 7.2 4.4 4.7 4.8 5.1
Europe and FSU 4.8 4.8 4.4 5.1 5.2 4.6 4.8 4.7 4.8
Latin America 7.6 8.5 8.9 8.9 9.2 8.8 9.3 9.2 9.8
Brazil 4.6 5.2 5.3 5.4 5.6 5.3 5.5 5.4 5.6
Argentina 1.0 na 1.2 na na 1.3 1.4 1.3 1.5
Chile 0.3 na 0.3 na na 0.3 0.4 0.4 0.4
Other Latin America 1.6 3.3 2.1 3.5 3.6 1.9 2.0 2.1 2.3
North America 8.1 8.8 8.3 8.4 8.6 8.3 8.5 8.5 8.7
Other 4.0 4.1 3.8 4.2 4.3 4.2 4.4 4.5 4.7
Total 58.1 60.0 59.6 61.7 64.0 61.6 64.1 64.3 66.6
"Big" Eight Countries Share of Total 76% 68% 76% 68% 68% 75% 75% 75% 75%
Source:  Fertecon and Mosaic
Key Import Demand Forecasts
DAP/MAP/MES/TSP 2010 2011 2012 2013
1000 Tonnes Actual Estimate Low High Low High
Import Demand
  India 7,943 7,340 7,000 7,500 7,900 8,400
  Pakistan 707 695 800 900 1,000 1,100
  Australia 773 943 1,050 1,150 1,100 1,200
  Brazil 2,802 3,869 3,300 3,500 3,700 3,900
  Argentina 1,055 1,296 1,200 1,300 1,250 1,350
Source:  Fertecon and Mosaic